SPDR Series Trust

SPDR® Bloomberg Barclays Emerging Markets Local Bond ETF

(the “Fund”)

Supplement dated May 11, 2021 to the Prospectus, Summary Prospectus and

Statement of Additional Information (“SAI”), each dated April 30, 2021,

as may be supplemented from time to time

Effective on or about May 12, 2021 (the “Effective Date”), the Fund’s investment adviser, SSGA Funds Management, Inc. (the “Adviser”), will begin to delegate certain investment management services for the Fund to State Street Global Advisors Singapore Limited (“SSGA Singapore”), an affiliate of the Adviser, in accordance with a personnel-sharing agreement between the Adviser and SSGA Singapore. State Street Global Advisors Limited will remain as the Fund’s investment sub-adviser and continue to provide day to day management of the Fund’s investments allocated to it by the Adviser. There are no changes to the Fund’s investment objective, investment strategies or fees associated with this arrangement. Accordingly, as of the Effective Date:

1)

The first and second paragraphs in “THE FUND’S PRINCIPAL INVESTMENT STRATEGY” section beginning on page 1 of the Prospectus and page 1 of the Summary Prospectus are deleted and replaced with the following:

In seeking to track the performance of the Bloomberg Barclays EM Local Currency Government Diversified Index (the “Index”), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. Based on its analysis of these factors, SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”), the Fund’s investment adviser, and/or State Street Global Advisors Limited (“SSGA LTD” or the “Sub-Adviser”), the investment sub-adviser to the Fund, either may invest the Fund’s assets in a subset of securities in the Index or may invest the Fund’s assets in substantially all of the securities represented in the Index in approximately the same proportions as the Index, as determined by the Adviser/Sub-Adviser to be in the best interest of the Fund in pursuing its objective.

Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index and in securities that the Adviser/Sub-Adviser determines have economic characteristics that are substantially identical to the economic characteristics of the securities that comprise the Index. In addition, in seeking to track the Index, the Fund may invest in debt securities that are not included in the Index, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by the Adviser). In seeking to track the Index, the Fund’s assets may be concentrated in an industry or group of industries, but only to the extent that the Index concentrates in a particular industry or group of industries. The Fund may also enter into forward currency exchange contracts for hedging and/or investment purposes. Swaps and futures contracts may be used by the Fund in seeking performance that corresponds to its Index and in managing cash flows.

2)	The “PORTFOLIO MANAGEMENT” section beginning on page 5 of the Prospectus and page 5 of the Summary Prospectus is replaced with the following:

Portfolio Management

Investment Adviser and Sub-Adviser

SSGA FM serves as the investment adviser to the Fund. SSGA LTD, an affiliate of the Adviser, serves as investment sub-adviser to the Fund and provides day to day management of the Fund’s investments allocated to it by the Adviser, subject to supervision by the Adviser and oversight by the Trust’s Board of Trustees. To the extent that a reference in this Prospectus refers to the Adviser, with respect to the Fund, such reference should also be read to refer to SSGA LTD, where the context requires.

Portfolio Managers

The professionals primarily responsible for the day-to-day management of the Fund are Abhishek Kumar, Robert Golcher, Kheng Siang Ng and Imran Khan. Mr. Ng and Mr. Khan are part of State Street Global Advisors Singapore Limited. (“SSGA Singapore”), an affiliate of the Adviser, and provide portfolio management services through a personnel-sharing arrangement between the Adviser and SSGA Singapore.

Abhishek Kumar is a Managing Director and the Sector Head for Emerging Markets Debt within the Fixed Income Beta Team at SSGA LTD. He joined SSGA LTD in 2010.

Robert Golcher is a Vice President and a Portfolio Manager in the Fixed Income Beta Team at SSGA LTD. He joined SSGA LTD in 2013.

Kheng Siang Ng, CFA, is a Vice President and the Asia Pacific Head of the Fixed Income Beta Solutions Team at SSGA Singapore. He joined SSGA Singapore in 2005.

Imran Khan is a Vice President and a Senior Portfolio Manager in the Fixed Income Beta Solutions Team at SSGA Singapore. He joined SSGA Singapore in 2021.

3)	The investment sub-adviser discussion under the sub-section entitled “Investment Adviser” in the “MANAGEMENT” section beginning on page 52 of the Prospectus is deleted and replaced with the following:

Investment Sub-Adviser. Pursuant to the Advisory Agreement between the Fund and the Adviser, the Adviser is authorized to engage one or more sub-advisers for the performance of any of the services contemplated to be rendered by the Adviser. The Adviser has retained SSGA LTD, as sub-adviser, to be responsible for the day to day management of the SPDR Bloomberg Barclays International Corporate Bond ETF’s investments, subject to supervision by the Adviser and oversight by the Board. The Adviser has also retained SSGA LTD, as sub-adviser, to provide day to day management of the SPDR Bloomberg Barclays Emerging Markets Local Bond ETF’s investments allocated by the Adviser to SSGA LTD, likewise subject to supervision by the Adviser and oversight by the Board. The Adviser will provide administrative, compliance and general management services to each of the SPDR Bloomberg Barclays Emerging Markets Local Bond ETF and the Bloomberg Barclays International Corporate Bond ETF. SSGA LTD has been operating since 1990 with experience in managing indexed fixed income portfolios. As of December 31, 2020, SSGA LTD managed approximately $423.65 billion in assets. SSGA LTD’s principal business address is 20 Churchill Place, Canary Wharf, London E14 5HJ, United Kingdom.

In accordance with the Sub-Advisory Agreement between the Adviser and SSGA LTD, the Adviser pays SSGA LTD 40% of the advisory fee paid by each of the SPDR Bloomberg Barclays Emerging Markets Local Bond ETF and SPDR Bloomberg Barclays International Corporate Bond ETF to the Adviser (after deducting payments to the fund service providers and fund expenses). The SPDR Bloomberg Barclays Emerging Markets Local Bond ETF and SPDR Bloomberg Barclays International Corporate Bond ETF are not responsible for the fees paid to SSGA LTD.

Participating Affiliate. The Adviser has entered into a personnel-sharing arrangement with its affiliate SSGA Singapore, a wholly-owned subsidiary of State Street Global Advisors, Inc., which itself is a wholly-owned subsidiary of State Street Corporation. Pursuant to the personnel-sharing arrangement, certain employees of SSGA Singapore, as “participating affiliates,” serve as “associated persons” of the Adviser, and, in this capacity, are subject to the oversight of the Adviser and its Chief Compliance Officer. These associated persons may, on behalf of the Adviser, provide discretionary investment management services (including portfolio management and trading services), research and related services to the Fund in accordance with the investment objectives, policies and limitations set forth in the prospectus and SAI. Unlike the Adviser and Sub-Adviser, SSGA Singapore is not registered as an investment adviser with the SEC. The personnel-sharing arrangement is based on no-action letters of the staff of the SEC that permit SEC-registered investment advisers to rely on and use the resources of advisory affiliates, subject to certain conditions. SSGA Singapore had $4.24 billion in assets under management as of March 31, 2021, and its principal business address is 168 Robinson Road, #33-01 Capital Tower, Singapore 068912.

4)

The “Portfolio Managers” table in the “MANAGEMENT” section beginning on page 53 of the Prospectus is updated to delete references to Peter Spano and Jonathan Camissar and add references to Kheng Siang Ng and Imran Khan as portfolio managers of the Fund. In addition, the following biographical information is added beneath the table in the same section and replaces the biographical information for Peter Spano and Jonathan Camissar:

Kheng Siang Ng, CFA, is a Vice President and the APAC Head of the Fixed Income Beta Solutions Team at SSGA Singapore. He joined SSGA Singapore in 2005. Mr. Ng leads the portfolio management team in APAC, manages both hard currency and local currency emerging market bond mandates in Singapore, works to develop new fixed income solutions for clients and helps grow overall fixed income business in the region. Prior to joining SSGA, Mr. Ng spent three plus years at ABN AMRO Asset Management in Singapore managing active global rates portfolios and Asian currencies. Before that, he worked for six plus years at Bank Negara Malaysia in Kuala Lumpur as portfolio manager managing global bonds and portfolios of foreign exchange reserves, and served as Head of Financial Markets Analysis section. Mr. Ng holds First Class Honours in B.Sc (Economics) Accounting and Finance from the London School of Economics and Political Science. He has earned the Chartered Financial Analyst (CFA) and Chartered Alternative Investment Analyst (CAIA) designations, and is a member of CFA Society of Malaysia, CFA Society of Singapore, the CFA Institute and the Chartered Alternative Investment Analyst Association.

Imran Khan is a Vice President and a Senior Portfolio Manager in the Fixed Income Beta Solutions Team at SSGA Singapore. He manages both hard currency and local currency Asian bond funds. He joined SSGA Singapore in 2021. Prior to his role at SSGA Singapore, Mr Khan spent eleven years at UOB Asset Management in Singapore as head of the Emerging Markets Fixed Income Team. He started his career as a Portfolio Manager at Bank Negara Malaysia where he managed fixed income portfolios of foreign exchange reserves. He holds a Bachelor of Science in Accounting and Finance from the London School of Economics and Political Science and a Postgraduate Diploma in Mathematics from the University of Southern Queensland.

5)

In the “INVESTMENT ADVISORY AND OTHER SERVICES” section of the SAI, the “PORTFOLIO MANAGERS” table on page 35 is updated to delete references to Peter Spano and Jonathan Camissar and to add references Kheng Siang Ng and Imran Khan as portfolio managers of the Fund.

6)

In the “INVESTMENT ADVISORY AND OTHER SERVICES” section of the SAI, the “Other Accounts Managed” table beginning on page 37 is updated to delete information related to Peter Spano and Jonathan Camissar and add the following:

Portfolio Manager	Registered Investment Company Accounts	Assets Managed (billions)	Other Pooled Investment Vehicle Accounts	Assets Managed (billions)	Other Accounts	Assets Managed (billions)	Total Assets Managed (billions)
Kheng Siang Ng†	0	$0	1	$3.72	0	$0	$3.72
Imran Khan†	0	$0	1	$0.15	1	$0.37	$0.52

† Mr. Ng and Mr. Khan are part of State Street Global Advisors Singapore Limited (“SSGA Singapore”) and provide portfolio management services through a personnel-sharing arrangement between the Adviser and SSGA Singapore. Data provided for Mr. Ng and Mr. Khan is as of March 31, 2021, and includes no accounts with performance-based fees.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

5111SUPP1